UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

Michael Beattie

c/o SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: October 31, 2019

Date of reporting period: April 30, 2019

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund SAN DS CAPITAL Sands Capital Global Growth Fund Semi-Annual Report April 30, 2019 Investment Adviser: Sands Capital Management, LLC

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
April 30, 2019

The Portfolio files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT within sixty days after period end. The Portfolio’s Form N-Q and Form N-PORT reports are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-888-826-5646; and (ii) on the Commission’s website at http://www.sec. gov.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
April 30, 2019 (Unaudited)

Dear Shareholder:

We are pleased to provide you with the Semi-Annual Report for the Sands Capital Global Growth Fund (the “Fund”) for the six-month period ending April 30, 2019. Over the reporting period, the Fund’s Institutional Class and Investor Class returned 19.97% and 19.81%, respectively, compared to a 9.37% return for the MSCI All Country World Index (ACWI). While we monitor short-term performance (such as over one quarter, six months, or one year), our investment philosophy is long-term oriented and we intend to own each business that meets our investment criteria for three to five years, if not longer. As a result, we believe the Fund’s performance is best assessed over longer time frames that include the ups and downs of market cycles.

Performance Review

The top five relative contributors were Workday, Shopify, Alibaba, Atlassian, and Align Technology. The largest relative detractors were ASOS, Abiomed, Sarepta Therapeutics, Booking, and BioMarin Pharmaceutical. From a sector perspective, information technology and consumer discretionary were the top relative contributors, and industrials and real estate were the top relative detractors. On a regional basis, the U.S./Canada and Emerging Asia contributed most to relative investment results, and Eastern Europe and Latin America were the top detractors. During the period, the Global Growth strategy initiated investments in Aptiv and Okta. It exited Baidu, ASOS, Starbucks, Naspers, and Booking.

Global equities (as measured by the MSCI All Country World Index, ACWI) rose during the six-month period ending April 30, 2019. The strength was broad-based, with merely four constituent countries posting a negative return. Of the 44 countries that advanced during the period 18 rose by double digits.

The path wasn’t smooth. 2018 finished as the worst year for the MSCI ACWI since 2008, and December saw a decline of more than seven percent. However, the turning of the calendar turned the tide, resulting in a 16 percent year-to-date gain. Last year’s concerns about a global growth slowdown persist, but stocks broadly rerated on resilient U.S. economic data, better-than-feared corporate earnings, and easing U.S./China trade tensions. Worldwide monetary easing—in a reversal from 2018 policy—provided an additional boost to global markets.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
April 30, 2019 (Unaudited)

The U.S. contributed most to global equity returns, as the country’s equity markets hit all-time highs. China was another bright spot, as trade deal optimism, announced government stimulus, oversold conditions, and the news that MSCI plans to include more mainland Chinese shares in its benchmark indexes all contributed to equity market gains. All sectors made a positive contribution during the period, led by the faster-growing Information Technology and Consumer Discretionary sectors.

Medical Device Renaissance: Innovation Creating New Opportunities for Patients and Investors

Life science is undergoing a massive transformation that can redefine standards of care and alter the economics of medicine. Innovative businesses at the forefront of this change are disrupting legacy business models, rendering industry conventions and commonly accepted therapies obsolete. The pace of change has been accelerating in recent years, and the opportunities for growth investors are changing with it.

The implications of life science transformation do not appear to be fully appreciated by the market. Many investors focus on the politics of healthcare reform and commodity drug pricing—issues largely rooted in aging science and delivery systems that may soon become irrelevant. While policymakers seem stuck in the rearview mirror, we believe growth investors are best served by looking at the road ahead.

Medical devices are one area in the very early stages of disruptive change. Innovation in this industry is accelerating, powered by technology advances over the last decade. A prime example is the rise of minimally invasive devices, one of the most important trends in healthcare, in our view. Minimally invasive devices are growing in sophistication, and are expected to not only disrupt traditional surgical treatments, but also to enable new surgical treatments for previously untreatable conditions.

The latest generation of minimally invasive devices has demonstrated better outcomes, lower overall patient costs, and faster recovery times than the previous generation. While this is having a tremendous positive impact on patients’ quality of life, it is also creating potential opportunities for investors who can appreciate both the science and the business models.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
April 30, 2019 (Unaudited)

Demand, Supply, and Data: Drivers of Innovation

Minimally invasive device innovation is largely attributable to the confluence of demand and supply factors.

Demand is one reason that heart disease has many new treatment options. One in every four deaths in the U.S. is attributable to heart disease, which is the leading cause of death for both men and women. While the number of heart disease-related deaths had been declining, this trend reversed in the 2010s, and may continue to rise due to demographics, expanding the addressable market for minimally invasive technology. The addressable market could expand even further with better outcomes for higher-risk patients.

This morbid reality has led to a quest for solutions, enabled by technology and data on the supply side. Advancements from the broader technology sector—including miniaturized electronics, sharper engineering precision, and data-driven decision making—are accelerating minimally invasive device innovation. New, compelling data is demonstrating that devices meaningfully improve patient outcomes while also reducing overall patient costs. Evidence shows that these devices reduce patient trauma, complications, and pain. At the same time, they enable better patient outcomes, quicker recovery, shorter hospital stays, and overall improved quality of life.

Unlike the drug industry—which has long leveraged data to advance treatments—the medical device industry is only now beginning to harness data’s power. As a result, minimally invasive technologies are just beginning to revolutionize the standard of care. This means that minimally invasive surgery will likely change from a last-resort option to a first-line standard of care in more and new procedures, which should expand existing markets and create new—possibly bigger—markets.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
April 30, 2019 (Unaudited)

Disease Prevalence in the U.S.

Source: UBS

Aortic stenosis is a common heart valve disease that was once treated through higher-risk open heart surgery. Today, it can be treated through minimally invasive surgery, thanks to pioneers like Edwards Lifesciences developing transcatheter aortic valve replacement (TAVR) devices. While this market is large and still significantly underpenetrated, innovation is just beginning to address the mitral and tricuspid valve disease space, which has a larger patient population that is less penetrated than the TAVR market.

Opportunities for Long-Term Investors

The structural changes within the medical device industry are leading to business models more supportive of growth. We find the following industry characteristics particularly attractive:

Competitive advantage: The medical device categories are naturally oligopolistic, favoring industry leaders, given the high barriers to entry and strong first-mover advantages. In addition to the data-generation advantages enjoyed by market leaders, medical devices also require extensive training (by the salesforce), creating high switching costs. The regulatory path typically favors industry leaders. Innovation in medical devices is iterative. Every few years, companies release a “next-gen” version of their devices, making it hard for a competitor to catch up. The regulatory path supports device improvement, as next-gen devices often require only a supplemental filing, and approval can be as fast as three to 12 months. This contrasts with the regulatory path for biotech companies,

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
April 30, 2019 (Unaudited)

where any small changes to the drug requires an entirely new filing and approval process.

Accelerating adoption curves: The clinicians who are directly responsible for patients are data-driven. Therefore, compelling information backed by robust data can accelerate the pace of adoption among even the most resistant practitioners. For example, we observed this dynamic in the TAVR category over the last several years, as its data became increasingly compelling. TAVR is now displacing traditional open heart surgery interventions—a very large global market.

Growing total addressable market: Historically, it was difficult for medical devices to become the standard of care, due to low proof of concept and risks from invasive surgical procedures. However, this is changing with increasing evidence of better patient outcomes with minimally invasive devices. In addition, new devices are capable of treating diseases for high-risk patients who were once deemed untreatable.

Medical device growth will not be explosive, as it takes time to train physicians, but it should provide strong growth in a stepwise manner that gives investors long-term visibility. Ultimately, mature device categories usually become stable cash cows (lacking the patent cliffs seen with pharma companies) that fund subsequent product cycles and protect established companies from new entrants.

This more durable business model aligns well with our investment criteria and long-term horizon, particularly with our sustainable growth and competitive advantages criteria. However, as with most growth companies, share prices can detach from fundamentals as investors’ time horizons shorten during periods of increased volatility. Therefore, maintaining a long-term view is especially important to capture the larger growth opportunities within the minimally invasive space.

Company Highlights

Across our portfolios, we view the following businesses as uniquely positioned to benefit from innovation in minimally invasive technology:

Edwards Lifesciences—Pioneering Heart Valve Therapies

Edwards Lifesciences has transformed the treatment of aortic stenosis, saving thousands from open heart surgery or death, and building a multi-billion dollar business in the process. It is the pioneer in developing

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
April 30, 2019 (Unaudited)

minimally invasive heart valves for aortic stenosis, a common heart disease characterized by a progressive hardening and dysfunction of the aortic valve. Previously, the only option to treat aortic stenosis was through open heart surgery. However, Edwards Lifesciences’ innovation means that patients can now undergo a minimally invasive transcatheter aortic valve replacement (TAVR) instead. There is overwhelming evidence that TAVR is meaningfully safer and better than open heart surgery, with faster patient recovery times. Most recently, the company’s TAVR device demonstrated superior results to surgery in low-risk patients, further expanding its total addressable market. These superior results increase our confidence that TAVR will finally become the standard of care for nearly all severe aortic stenosis patients. The TAVR market is a large, underpenetrated opportunity, as broad adoption plays out over the next few years. We believe Edwards Lifesciences is best positioned to capture this opportunity as the leader in the space.

In addition to the TAVR opportunity, Edwards Lifesciences is building its long-term growth opportunity by going after a significantly bigger, untapped market in the mitral and tricuspid valve categories. The mitral and tricuspid market is more than three times larger than the aortic stenosis market, but much less penetrated, as there are currently limited treatment options for these patients. With the largest pipeline of minimally invasive mitral and tricuspid devices in development, we expect Edwards Lifesciences to similarly develop a leadership position in these new categories over time. To start, we expect the company to announce positive results in 2019 on its PASCAL device, a mitral repair device. This device is on track to be the second entrant to this large and nascent market, and we expect it to increase our visibility into the growth of the business for at least the next few years. Ultimately, we expect Edwards to launch more mitral and tricuspid devices over the next several years, and to have the broadest, best portfolio of devices to treat heart valve diseases.

Abiomed—Revolutionizing Heart Failure Treatment

Abiomed develops lifesaving technology for some of the most severe heart failure cases. Its device, the Impella, is a minimally invasive heart pump that significantly improves outcomes, while also reducing overall patient costs and providing doctors a simpler treatment method. We believe the Impella is on a path to drive rapid long-term growth, given that it’s still in the early stages of adoption, faces little competition, and

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
April 30, 2019 (Unaudited)

provides solutions to urgent medical situations, which can lead to higher penetration rates over time.

We think Impella’s growth opportunity is underappreciated. Our research indicates that consensus underestimates the approved indications’ total addressable market, Impella’s new indications, and the company’s long-term pipeline programs. Given that Impella could potentially address a number of heart failure conditions, we expect Impella’s total addressable market to expand by 50 percent to $12 billion over the next five years, thanks to underlying pipeline development, patient growth, and international expansion. Meanwhile, the market is significantly underpenetrated, as Abiomed reported only $600 million in revenue in fiscal year 2018. While we expect increased competition over the next few years, there’s plenty of room for additional players, and we believe Abiomed will maintain its leading market share position, given its significant first-mover advantage and highly innovative R&D engine.

Boston Scientific—Delivering a Portfolio of Solutions

We believe Boston Scientific is one of the best-positioned businesses in medical devices. Since the new CEO took over in 2012, the business again has become what we view as an innovation powerhouse. With strengthening leadership positions across the most compelling areas of medical devices, the company is reorienting its mission and culture to prioritize and develop a pipeline of minimally invasive devices. We believe this new focus has enabled the company to return to growth, and it is now entering the early innings of multiple product launches in promising new areas such as structural heart, atrial fibrillation, endoscopy, and urology. A portfolio of compelling products, management’s track record, and a strong salesforce trusted among physicians give us confidence in Boston Scientific’s ability to capture more of its markets over time. Looking beyond the current product cycle, we expect the firm’s robust cash flow profile to drive its pipeline development and strategic M&A. Overall, we see Boston Scientific as a leader in its space with years of durable growth ahead.

Conclusion

We seek to own select, leading businesses that are driving and/or benefiting from innovation. Within life science, we believe minimally invasive devices are on the verge of radically changing the healthcare landscape over the next couple of decades. These devices are providing

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
April 30, 2019 (Unaudited)

safer, cheaper solutions while demonstrating better patient outcomes. New technology and increasingly supportive data should continue to fuel innovation at an accelerated pace. As long-term investors looking ahead in this space, we believe the implications of these changes have yet to be fully appreciated. Our view is that the adoption potential is underestimated, the technology will only get better, and the total addressable market is larger than anticipated. Only select businesses are capable of driving the secular transformations in the minimally invasive space, and we believe these will be the ones to own over the long term.

We thank you for your ongoing support of Sands Capital and invite any questions that you may have.

Sincerely,

THE SANDS CAPITAL MANAGEMENT INVESTMENT TEAM

Disclosure

As of 4/30/19, Edwards Lifesciences was held in the Select Growth (3.4%) and Global Growth (3.9%) portfolios. As of 4/30/19, Abiomed was held in the Select Growth (1.4%) and Global Growth (1.0%) portfolios. As of 4/30/19, Boston Scientific was held in the Global Leaders (1.8%) portfolio.

This material represents the manager’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost and current performance may be lower or high than the performance quoted.

Note: The companies illustrated represent a sub-set of current holdings in the Global Growth portfolio and were selected by the author on an objective basis to illustrate the views expressed in the Commentary. The views expressed are the opinion of Sands Capital Management and are not intended as a forecast, a guarantee of future results, investment recommendations, or an offer to buy or sell any securities. A company’s fundamentals or earnings growth is no guarantee that its share price will increase. The views expressed were current as of the date indicated

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
April 30, 2019 (Unaudited)

and are subject to change. Forward earnings projections are not predictors of stock price or investment performance and do not represent past performance. There is no guarantee that the forward earnings projections will accurately predict the actual earnings experience of any of the companies involved, and no guarantee that owning securities of companies with relatively high price to earnings ratios will cause the portfolio to outperform its benchmark or index. Please see accompanying notes. This information is supplemental to the provided GIPS® compliant presentation. Past performance is not indicative of future results.

Definition of the Comparative Index

The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
April 30, 2019 (Unaudited)

SECTOR WEIGHTINGS†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 96.3%

	Shares	Value

AUSTRALIA — 2.7%

Atlassian, Cl A *	333,495	$36,734,474

BELGIUM — 1.9%

Galapagos ADR *	228,086	26,229,890

CANADA — 2.9%

Shopify, Cl A *	163,210	39,746,531

CHINA — 8.2%

Alibaba Group Holding ADR *	357,430	66,328,285

Tencent Holdings	943,500	46,665,052

		112,993,337

GERMANY — 2.7%

Zalando *	800,400	37,650,885

INDIA — 10.5%

Asian Paints	927,000	19,500,603

Eicher Motors	44,993	13,175,867

Housing Development Finance	1,385,000	39,726,747

Maruti Suzuki India	322,000	30,862,186

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
April 30, 2019 (Unaudited)

COMMON STOCK — continued

	Shares	Value

INDIA — (continued)

Motherson Sumi Systems	4,096,625	$8,628,659

Titan	1,929,000	32,131,164

		144,025,226

JAPAN ‡ — 5.8%

Fast Retailing	40,000	23,180,234

Keyence	62,600	39,151,416

PeptiDream *	320,800	17,417,392

		79,749,042

NETHERLANDS — 5.9%

Adyen *	38,534	31,360,361

ASML Holding ADR, Cl G	239,000	49,907,980

		81,268,341

THAILAND — 4.1%

Airports of Thailand	9,769,200	20,961,322

CP ALL	14,759,200	35,828,911

		56,790,233

UNITED STATES — 51.6%

Communication Services — 8.6%

Alphabet, Cl A *	22,061	26,450,257

Alphabet, Cl C *	15,212	18,079,158

Facebook, Cl A *	147,663	28,558,024

Netflix *	121,664	45,081,379

		118,168,818

Consumer Discretionary — 12.5%

Amazon.com *	33,474	64,488,331

Aptiv	388,592	33,302,334

Las Vegas Sands	340,880	22,856,004

NIKE, Cl B	591,200	51,925,096

		172,571,765

Financials— 1.9%

Charles Schwab	562,940	25,771,393

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
April 30, 2019 (Unaudited)

COMMON STOCK — continued

	Shares	Value

Health Care — 16.8%

ABIOMED *	49,120	$13,626,379

Align Technology *	123,130	39,977,848

BioMarin Pharmaceutical *	202,210	17,295,021

Edwards Lifesciences *	304,418	53,598,877

Illumina *	127,930	39,914,160

Incyte *	344,559	26,462,131

Regeneron Pharmaceuticals *	73,580	25,248,241

Sarepta Therapeutics *	132,441	15,487,651

		231,610,308

Information Technology — 11.8%

Okta, Cl A *	157,415	16,375,883

Visa, Cl A	446,656	73,443,646

Workday, Cl A *	314,105	64,589,411

Zoom Video Communications, Cl A *	119,968	8,694,081

		163,103,021

		711,225,305

TOTAL COMMON STOCK

(Cost $892,562,035)		1,326,413,264

TOTAL INVESTMENTS — 96.3%

(Cost $892,562,035)		$1,326,413,264

Percentages are based on Net Assets of $1,377,397,651.

*	Non-income producing security.

ADR — American Depositary Receipt
Cl — Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
April 30, 2019 (Unaudited)

The following is a summary of the inputs used as of April 30, 2019 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2‡ ^	Level 3	Total
Common Stock
Australia	$36,734,474	$—	$—	$36,734,474
Belgium	26,229,890	—	—	26,229,890
Canada	39,746,531	—	—	39,746,531
China	112,993,337	—	—	112,993,337
Germany	37,650,885	—	—	37,650,885
India	144,025,226	—	—	144,025,226
Japan	—	79,749,042	—	79,749,042
Netherlands	81,268,341	—	—	81,268,341
Thailand	56,790,233	—	—	56,790,233
United States	711,225,305	—	—	711,225,305
Total Common Stock	1,246,664,222	79,749,042	—	1,326,413,264
Total Investments in Securities	$1,246,664,222	$79,749,042	$—	$1,326,413,264

^  Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy during the reporting period. Changes in the classification between Level 1 and 2 occur primarily when foreign equity securities are fair valued using other observable market-based inputs in place of closing exchange prices due to events occurring after foreign market closures or foreign market holidays. For the period ended April 30, 2019, there were transfers of $79,749,042 from Level 1 to Level 2 investments as a result of fair valuation of foreign equity securities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the period ended April 30, 2019, there were no Level 3 securities.

‡ All Japanese securities were deemed temporarily illiquid due to extended holiday market closure. The total temporarily illiquid securities represent 5.8% of Net Assets. Total value of these securities is $79,749,042.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
April 30, 2019 (Unaudited)

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $892,562,035) Cash	$1,326,413,264 25 412 900
Receivable for Investment Securities Sold	30,449,655
Dividend Receivable	669,484
Receivable for Capital Shares Sold	191,296
Foreign Tax Reclaim Receivable	62,557
Prepaid Expenses	26,771
Unrealized appreciation on spot contracts	11,086

Total Assets	1,383,237,013

Liabilities:
Payable for Investment Securities Purchased	3,658,248
Accrued Foreign Capital Gains Tax on Appreciated Securities	987,093
Payable due to Investment Adviser	980,373
Payable due to Administrator	101,285
Unrealized loss on spot contracts	14,907
Shareholder Servicing Fees Payable	4,470
Trustee Fees Payable	3,835
Chief Compliance Officer Fees Payable	2,018
Payable for Capital Shares Redeemed	1,430
Overdraft of Foreign Currency	88
Other Accrued Expenses	85,615

Total Liabilities	5,839,362

Net Assets	$1,377,397,651

NET ASSETS CONSIST OF:
Paid-in-Capital	$900,766,556
Total distributable gain	476,631,095

Net Assets	$1,377,397,651

Net Asset Value Per Share — Institutional Shares ($1,363,489,589 ÷ 51,378,158 shares)*	$26.54

Net Asset Value Per Share — Investor Shares ($13,908,062 ÷ 531,815 shares)*	$26.15

* Redemption price per share may vary depending on length of time shares are held.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
FOR THE SIX MONTHS ENDED
April 30, 2019 (Unaudited)

STATEMENT OF OPERATIONS

Investment Income
Dividend Income	$2,532,325
Interest Income	379,903
Less: Foreign Taxes Withheld	(135,433)

Total Investment Income	2,776,795

Expenses
Investment Advisory Fees	5,057,119
Administration Fees	540,401
Shareholder Servicing Fees - Investor Class	12,636
Trustees’ Fees	7,981
Chief Compliance Officer Fees	2,825
Transfer Agent Fees	55,346
Custodian Fees	51,812
Registration Fees	20,439
Legal Fees	16,264
Audit Fees	12,497
Printing Fees	12,132
Insurance and Other Expenses	22,357

Total Expenses	5,811,809

Less:
Fees Paid Indirectly	(125)

Net Expenses	5,811,684

Net Investment Loss	(3,034,889)

Net Realized Gain (Loss) on:
Investments	69,104,235
Foreign Currency Transactions	80,180

Net Realized Gain	69,184,415

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	157,967,791
Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	70,100
Foreign Capital Gains Tax on Appreciated Securities	(946,033)

Net Change in Unrealized Appreciation (Depreciation)	157,091,858

Net Gain on Investments and Foreign Currency Transactions	226,276,273

Net Increase in Net Assets Resulting from Operations	$223,241,384

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six-Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net Investment Loss	$(3,034,889)	$(6,637,296)
Net Realized Gain on Investments and Foreign Currency Transactions (1)	69,184,415	155,084,235
Net Change in Unrealized Appreciation (Depreciation) on Investments, Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies and Foreign Capital Gains Tax on Appreciated Securities	157,091,858	(126,194,291)

Net Increase in Net Assets Resulting from Operations	223,241,384	22,252,648

Distributions
Institutional	(84,937,915)	(5,150,178)
Investor	(986,086)	(20,965)

Total Distributions	(85,924,001)	(5,171,143)

Capital Share Transactions:
Institutional Shares
Issued	342,799,970	155,786,810
Reinvestment of Distributions	82,078,165	4,891,876
Redemption Fees (see Note 2)	2,172	100,348
Redeemed (2)	(248,763,267)	(350,197,017)

Net Institutional Share Transactions	176,117,040	(189,417,983)

Capital Share Transactions:
Investor Shares
Issued	2,185,437	7,025,772
Reinvestment of Distributions	986,086	20,368
Redemption Fees (see Note 2)	727	2,306
Redeemed	(2,824,390)	(2,831,108)

Net Investor Share Transactions	347,860	4,217,338

Net Increase/Decrease in Net Assets from Share Transactions	176,464,900	(185,200,645)

Total Increase (Decrease) in Net Assets	313,782,283	(168,119,140)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Six-Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Net Assets:
Beginning of Period	1,063,615,368	1,231,734,508

End of Period	$1.377,397,651	$1.063,615,368

Shares Transactions:
Institutional Shares
Issued	13,680,977	6,076,289
Reinvestment of Distributions	3,818,913	197,732
Redeemed (2)	(9,635,619)	(13,386,487)

Net Institutional Share Transactions	7,864,271	(7,112,466)

Shares Transactions:
Investor Shares
Issued	89,270	266,361
Reinvestment of Distributions	46,579	833
Redeemed	(118,204)	(108,808)

Net Investor Share Transactions	17,645	158,386

Net Increase (Decrease) in Shares Outstanding	7,881,916	(6,954,080)

(1)	Includes realized gains due to an In-Kind redemption (see Note 11).

(2)	Includes redemptions as a result of an In-Kind redemption (see Note 11).

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout The Year/Period

	Institutional
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014
Net Asset Value, Beginning of Period	$24.16	$24.16	$18.66	$17.84	$18.24	$16.96

Income from Investment Operations:
Net Investment Loss†	(0.06)	(0.13)	(0.08)	(0.06)	(0.05)	(0.03)
Net Realized and Unrealized Gain	4.42	0.23	5.58	0.88	—*	1.61

Total from Investment Operations	4.36	0.10	5.50	0.82	(0.05)	1.58

Dividends and Distributions from:
Net Investment Income	(0.02)	(0.10)	—	—	(0.09)	—
Net Realized Gains	(1.96)	—	—	—	(0.26)	(0.30)

Total Dividends and Distributions	(1.98)	(0.10)	—	—	(0.35)	(0.30)

Redemption Fees^	—	—	—	—	—	—

Net Asset Value, End of Period	$26.54	$24.16	$24.16	$18.66	$17.84	$18.24

Total Return††	19.97%	0.41%	29.47%	4.60%	(0.28)%	9.49%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$1,363,490	$1,051,355	$1,223,251	$992,602	$926,086	$472,080
Ratio of Expenses to Average Net Assets	0.97%**	0.97%	0.98%	0.99%	1.03%	1.10%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.97%**	0.97%	0.98%	0.99%	1.03%	1.13%
Ratio of Net Investment Loss to Average Net Assets	(0.51)%**	(0.51)%	(0.40)%	(0.32)%	(0.28)%	(0.16)%
Portfolio Turnover Rate	26%***	25%	24%	20%	18%	24%

^	See Note 2 in the Notes to the Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

FINANCIAL HIGHLIGHTS

*

The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.

**	Annualized.
***	Not annualized.
†	Per share calculations were performed using average shares for the period.
††

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and reimbursed other expenses, as applicable.

Amounts designated as “—” are $0.00 or round to $0.00 per share

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout The Year/Period

	Investor
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014
Net Asset Value, Beginning of Period	$23.85	$23.85	$18.46	$17.69	$18.09	$16.87

Income from Investment Operations:
Net Investment Loss†	(0.08)	(0.19)	(0.14)	(0.10)	(0.10)	(0.07)
Net Realized and Unrealized Gain	4.34	0.24	5.53	0.87	—*	1.59

Total from Investment Operations	4.26	0.05	5.39	0.77	(0.10)	1.52

Dividends and Distributions from:
Net Investment Income	—	(0.06)	—	—	(0.04)	—
Net Realized Gains	(1.96)	—	—	—	(0.26)	(0.30)

Total Dividends and Distributions	(1.96)	(0.06)	—	—	(0.30)	(0.30)

Redemption Fees^	—	0.01	—	—	—	—

Net Asset Value, End of Period	$26.15	$23.85	$23.85	$18.46	$17.69	$18.09

Total Return††	19.81%	0.23%	29.20%	4.35%	(0.56)%	9.16%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$13,908	$12,260	$8,484	$6,450	$6,053	$8,210
Ratio of Expenses to Average Net Assets	1.17%**	1.17%	1.23%	1.24%	1.29%	1.35%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.17%**	1.17%	1.23%	1.24%	1.29%	1.38%
Ratio of Net Investment Loss to Average Net Assets	(0.71)%**	(0.71)%	(0.66)%	(0.57)%	(0.57)%	(0.41)%
Portfolio Turnover Rate	26%***	25%	24%	20%	18%	24%

^	See Note 2 in the Notes to the Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

FINANCIAL HIGHLIGHTS

*

The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.

**	Annualized.
***	Not annualized.
†	Per share calculations were performed using average shares for the period.
††

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and reimbursed other expenses, as applicable.

Amounts designated as “—” are $0.00 or round to $0.00 per share

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
April 30, 2019 (Unaudited)

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment global company with 53 funds. The financial statements herein are those of the Sands Capital Global Growth Fund (the “Fund”). The Fund consists of Institutional and Investor share classes which commenced operations on March 31, 2010. The investment objective of the Fund is long-term capital appreciation. The Fund, a diversified fund, invests primarily in equity securities of publicly-traded companies located anywhere in the world, including equity securities in developing or emerging markets. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates —The preparation of financial statements, in conformity with U.S. General Accepted Accounting Principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates as of the financial statement date.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, SEI Investments Global Fund Services (the “Administrator”) monitors price movements among certain selected indices, securities

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
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and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

The Fund uses MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities in the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. markets that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by Marklt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts the Administrator and may request that a meeting of the Committee be held.

If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP; the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
April 30, 2019 (Unaudited)

abilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

●

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with procedures approved by the Board, etc.); and

●	Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the period ended April 30, 2019, there have been no significant changes to the Fund’s fair value methodologies.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current year. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to,

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
April 30, 2019 (Unaudited)

examination by tax authorities (i.e., the last three open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

As of and during the period ended April 30, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended April 30, 2019, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income (loss) and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
April 30, 2019 (Unaudited)

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Fund retains a redemption fee of 2.00% on redemptions of capital shares held for less than ninety days. Such fees are retained by the Fund for the benefit of the remaining shareholders. For the period ended April 30, 2019, Institutional Shares had $2,172 of redemption fees and the Investor Shares had $727 of redemption fees.

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of the Administrator, a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust other than the Chief Compliance Officer (“CCO”) as described below.

The services provided by the Chief Compliance Officer (“CCO”) and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administration services for which the Administrator is paid an asset based fee, subject to certain minimums, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the period ended April 30, 2019, the Fund paid $540,401 for these services.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Distribution Agreement.

The Fund has adopted a shareholder servicing plan (the “Service Plan”) under which a shareholder servicing fee of up to 0.25% of average daily net assets attributable to the Investor Shares of the Fund will be paid to other service providers. Under the Service Plan, other service providers may perform, or may compensate other service providers for performing certain shareholder and administrative services. For the period ended April 30, 2019, the Investor Shares incurred 0.20% of average daily net assets or $12,636 of shareholder servicing fees.

Brown Brothers Harriman & Co. (BBH) serves as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. For the period end April 30, 2019, the Fund earned cash management credits of $125 which were used to offset transfer agent expenses. This amount is labeled “Fees Paid Indirectly” on the Statement of Operations.

5.	Investment Advisory Agreement:

Sands Capital Management, LLC (the “Adviser”) serves as the investment adviser for the Fund. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.85% of the average daily net assets of the Fund. The Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep net expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.10% and 1.35% of the Fund’s Institutional Shares’ and Investor Shares’ average daily net assets, respectively. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual fund operating expenses and the expense caps listed above to recapture all or a portion of its prior fee reductions or reimbursements made during the preceding three-year period. To date, no fees were recaptured. As of April 30, 2019, there were no previously waived and reimbursed fees that are subject to recapture.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
April 30, 2019 (Unaudited)

6.	Investment Transactions:

For the period ended April 30, 2019, the Fund made purchases of $357,956,709 and sales of $301,659,331 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

As of October 31, 2018, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Long-Term Capital Gain	$85,190,635
Unrealized Appreciation	259,731,622
Current Year Late-Year Loss Deferral	(5,608,627)
Other Temporary Differences	82

Total Net Distributable Earnings	$339,313,712

For Federal income tax purposes, the cost of securities owned at October 31, 2018, and the net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to wash sales loss which cannot be used for Federal income tax purposes in the current period and have been deferred for use in future periods and mark to market on unrealized gains on PFIC.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of October 31, 2018, the Fund had no carryforward capital losses.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
April 30, 2019 (Unaudited)

During the fiscal year ended October 31, 2018, the Fund utilized capital loss carryforwards of $6,520,996 to offset capital gains.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Fund at April 30, 2019, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$892,562,035	$450,072,642	$(16,221,413)	$433,851,229

8.	Indemnifications:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

9.	Concentration of Risks:

Equity Risk — Since the Fund purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign Company Risk — Investing in foreign companies, including direct investments and through Depositary Receipts, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency, the value of which may be influenced by currency exchange rates and exchange control regulations. Changes in the value of a currency compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may occur separately

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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April 30, 2019 (Unaudited)

from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While Depositary Receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in Depositary Receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Geographic Focus Risk — To the extent that the Fund focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Sector Focus Risk — Because the Fund may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.

10.	Other:

At April 30, 2019, 44% of Institutional Shares outstanding were held by three shareholders and 93% of Investors Shares outstanding by two shareholders of record owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various shareholders.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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11.	In-Kind Transactions:

During the fiscal year ended October 31, 2018, the Fund redeemed shares of beneficial interest in exchange for securities and cash. The securities were redeemed at their current value on the date of the transaction.

Transaction Date	Institutional Shares Redeemed	Cash	Securities Value	Realized Gain
05/31/2018	4,822,939	$19,596,363	$110,285,372	$49,260,881

12.	Regulatory Matters:

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statement of Assets & Liabilities. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately.

13.	New Accounting Pronouncements:

In August 2018, The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

14.	Subsequent Events:

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
April 30, 2019

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
April 30, 2019

DISCLOSURE OF FUND EXPENSES (Unaudited)

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 11/01/18	Ending Account Value 4/30/19	Annualized Expense Ratios	Expenses Paid During Period*

Sands Capital Global Growth Fund

Actual Fund Return
Institutional Shares	$1,000.00	$1,199.70	0.97%	$5.29
Investor Shares	1,000.00	1,198.10	1.17	6.38
Hypothetical 5% Return
Institutional Shares	$1,000.00	$1,020.00	0.97%	$4.86
Investor Shares	1,000.00	1,019.00	1.17	5.86

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the commencement of operations period shown).

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
April 30, 2019 (Unaudited)

INVESTMENT ADVISORY AGREEMENT RENEWAL DISCLOSURE

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on February 26, 2019 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
April 30, 2019 (Unaudited)

services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
April 30, 2019 (Unaudited)

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
April 30, 2019 (Unaudited)

The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

NOTES

NOTES

NOTES

Sands Capital Global Growth Fund

P.O. Box 219009

Kansas City, MO 64121

888-826-5646

Adviser:

Sands Capital Management, LLC

1000 Wilson Boulevard, Suite 3000

Arlington, VA 22209

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

SAN-SA-001-1000

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 9, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 9, 2019

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller, and CFO

Date: July 9, 2019